Exhibit 99.1
Adviware Pty Ltd
Financial Statements
for the year ended June 30, 2008

ADVIWARE PTY LTD
Financial Statements — June 30, 2008
Contents

Page

Financial report	3

Independent auditor’s report to the members	16

ADVIWARE PTY LTD
Statement of Operations
For the year ended June 30, 2008

		JUNE 30,
		2008
	Notes	US$

Revenue:
Advertising revenue	3	1,744,584
Other	3	32

Total revenue		1,744,616

Expenses:
Cost of advertising revenue	4	630,563

Gross margin		1,114,053

Operating expenses:
General and administrative	4	174,939

Income from operations		939,114

Other:
Interest income	3	34,801

Profit before income tax		973,915

Income tax expense	5	227,277

Profit for the year		746,638

Net income per common share (basic)		0.07

Weighted average number of common shares used in computation (basic)		10,000,000

Net income per common share (diluted)		0.07

Weighted average number of common shares used in computation (diluted)		10,000,000

See accompanying notes to financial statements.

ADVIWARE PTY LTD
Balance Sheet
For the year ended June 30, 2008

		JUNE 30,
		2008
	Notes	US$

CURRENT ASSETS
Cash and cash equivalents	6	1,896,369
Accounts receivable, net	7	143,073
Prepaid expenses and other assets	8	10,911

Total current assets		2,050,353

NON-CURRENT ASSETS
Property and equipment, net	9	9,574
Deferred income taxes	10	42,444

Total non-current assets		52,018

TOTAL ASSETS		2,102,371

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and other payables	11	71,667
Accrued payroll and related expenses	12	46,262
Accrued expenses	13	48,130
Income taxes payable		54,406

Total current liabilities		220,466

TOTAL LIABILITIES		20,466

NET ASSETS		1,881,905

Stockholders’ equity:
Common stock, AU$0.01 par value, 10,000,000 shares authorized, as of June 2008	14	53,530
Accumulated other comprehensive income		467,218
Accumulated surplus	15	1,361,157

Total stockholders’ equity		1,881,905

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY		2,102,371

See accompanying notes to financial statements.

ADVIWARE PTY LTD
Statement of Cash Flows
For the year ended June 30, 2008

		JUNE 30,
		2008
	Notes	US$
Profit for the year		746,638

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	9	7,115
Deferred income taxes	5	65,195
Change in operating assets and liabilities:
Accounts receivable		27,149
Prepaid expenses and other assets		(7,280)
Accounts payable		(91,071)
Accrued payroll and related expenses		(8,615)
Accrued expenses		48,130
Income taxes payable		(94,298)

Net cash provided by operating activities		692,963

INVESTING ACTIVITIES
Purchase of property and equipment		(5,859)

Net cash used in investing activities		(5,859)

FINANCING ACTIVITIES
Dividends paid to company’s stockholders		(903,700)

Net cash (used in) provided by financing activities		(903,700)

Net (decrease) increase in cash and cash equivalents		(216,596)
Cash and cash equivalents at beginning of period		1,877,825
Effects of exchange rate changes on cash and cash equivalents		235,140

Cash and cash equivalents at end of period		1,896,369

See accompanying notes to financial statements.

ADVIWARE PTY LTD
Statement of Stockholders Equity
For the year ended June 30, 2008

				Accumulated
	Common Stock			Other
	$0.009626 Par Value		Accumulated	Comprehensive
	Number of	Amount	Surplus	Income	Total
	Shares	US$	US$	US$	US$

Balance at July 1, 2007	10,000,000	53,530	1,518,219	232,078	1,803,827
Net income	—	—	746,638	—	746,638
Less dividends paid	—	—	(903,700)	—	(903,700)
Foreign translation adjustments	—	—	—	235,140	235,140

Balance at June 30, 2008	10,000,000	53,530	1,361,157	467,218	1,881,905

See accompanying notes to financial statements.

ADVIWARE PTY LTD
Notes to the financial statements
June 30, 2008
(Continued)
1	Summary of significant accounting policies
The principal accounting policies adopted in the preparation of the financial report are set out below. These policies have been consistently applied through the years presented unless otherwise stated.
(a) Basis of preparation
Compliance with US reporting standards
This financial report has been prepared in accordance with generally accepted accounting principles in the United States (US GAAP) and other authoritative pronouncements of the Financial Accounting Standards Board (FASB).
Historical cost convention
The financial report has been prepared in accordance with the historical cost convention. Unless otherwise stated, the accounting policies adopted are consistent with those of the previous year. Comparative information is reclassified where appropriate to enhance comparability.
Nature of the business
Adviware is a provider of on-line health information to the general public via its website Wrongdiagnosis.com.
This financial report covers the financial statements of Adviware Pty Ltd and is presented in United States currency.
Adviware Pty Ltd is a company limited by shares, incorporated and domiciled in Australia. Its principal place of business is:
Adviware Pty Ltd
27/25 Grafton Street
Cairns QLD 4870
(b) Foreign currency translation
(i) Functional and presentation currency
Items included in the financial statements are measured using the currency of the primary economic environment in which the entity operates (‘the functional currency’) being Australian dollars (AUD). The financial statements are presented in United States (US) dollars, which is Adviware Pty Limited’s presentation currency.
(ii) Transactions and balances
Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the Statement of Operations.
Translation differences on financial assets and liabilities carried at fair value are reported as part of the fair value gain or loss.

ADVIWARE PTY LTD
Notes to the financial statements
June 30, 2008
(Continued)
(c) Revenue recognition
Revenue is measured at the fair value of the consideration received or receivable. Amounts disclosed as revenue are net of returns, trade allowances, rebates and amounts collected on behalf of third parties.
The Company recognises revenue when the amount of revenue can be reliably measured, it is probable that future economic benefits will flow to the entity and specific criteria have been met for each of the Company’s activities as described below. The amount of revenue is not considered to be reliably measurable until all contingencies relating to the sale have been resolved. The Company bases its estimates on historical results, taking into consideration the type of customer, the type of transaction and the specifics of each arrangement.
Revenue is recognised for the major business activities as follows:
(i) Advertising income
The Company develops, operates and maintains two websites — Wrongdiagnosis.com and cureresearch.com — that provide free factual unique medical and health information for consumers and health professionals through innovative, proprietary knowledge-based technology. The company earns its revenue through advertising fees charged to entities and individuals that advertise on its websites, click-through revenue originating from other entities into which the Company has entered partnerships. Revenue from advertising is recognised when statements are received from advertising partners. The amount of revenue is based on the activity levels recorded by the advertising partners at the end of each period.
(ii) Interest income
Interest income is recognised when it is earned and is recognised on an accruals basis.
(d) Income tax
The income tax expense or revenue for the period is the tax payable on the current period’s taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences and to unused tax losses.
Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, the deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted by the reporting date.

ADVIWARE PTY LTD
Noes to the financial statements
June 30, 2008
(Continued)
(d) Income tax (continued)
A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will realise tax assets through future operations. Current tax assets and tax liabilities are offset where the entity has a legally enforceable right to offset and intends either to settle on a net basis, or to realise the asset and settle the liability simultaneously.
Current and deferred tax balances attributable to amounts recognised directly in equity are also recognised directly in equity.
(e) Cash and cash equivalents
Cash and cash equivalents includes cash on hand, deposits held at call with financial institutions, other short-term, highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities on the balance sheet.
(f) Trade receivables
Trade receivables are due for settlement within 30 days and for government grants debtor’s terms are as per the terms and conditions of the individual contracts.
Collectability of trade receivables is reviewed on an ongoing basis. Debts which are known to be uncollectable are written off. A provision for doubtful receivables is established when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of receivables. The amount of the provision is the difference between the asset’s carrying amount and the present value of estimated future cash flows, discounted at the effective interest rate. The amount of the provision is recognised in the Statement of Operations in other expenses.
(g) Property, plant and equipment
All other property, plant and equipment is stated at historical cost less depreciation. Historical cost includes expenditure that is directly attributable to the acquisition of the items.
Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognised. All other repairs and maintenance are charged to the Statement of Operations during the reporting period in which they are incurred.
Depreciation on other assets is calculated using the straight-line method to allocate their cost or revalued amounts, net of their residual values, over their estimated useful lives, as follows:

Furniture, fittings and equipment	3 – 8 years
Plant and equipment	10 – 15 years
The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

ADVIWARE PTY LTD
Notes to the financial statements
June 30, 2008
(Continued)
(g) Property, plant and equipment (continued)
Gains and losses on disposals are determined by comparing proceeds with carrying amount. These are included in the Statement of Operations.
(h) Trade and other payables
These amounts represent liabilities for goods and services provided to the Company prior to the end of financial year which are unpaid. The amounts are unsecured and are usually paid within 30 days of recognition.
(i) Employee benefits
(i) Wages and salaries, annual leave and sick leave
Liabilities for wages and salaries, including non-monetary benefits, annual leave and accumulating sick leave expected to be settled within 12 months of the reporting date are recognised in other payables in respect of employees’ services up to the reporting date and are measured at the amounts expected to be paid when the liabilities are settled.
(ii) Long service leave
The liability for long service leave is recognised in the provision for employee benefits and measured as the present value of expected future payments to be made in respect of services provided by employees up to the reporting date using the projected unit credit method. Consideration is given to expected future wage and salary levels, experience of employee departures and periods of service. Expected future payments are discounted using market yields at the reporting date on national government bonds with terms to maturity and currency that match, as closely as possible, the estimated future cash outflows.
(iii) Retirement benefit obligations
Contributions to the defined contribution fund are recognised as an expense as they become payable. Prepaid contributions are recognised as an asset to the extent that a cash refund or a reduction in the future payments is available.
(j) Contributed equity
Ordinary shares are classified as equity.
Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction, net of tax, from the proceeds.
(k) Dividends
Provision is made for the amount of any dividend declared, being appropriately authorised and no longer at the discretion of the entity, on or before the end of the financial year but not distributed at balance date.

ADVIWARE PTY LTD
Notes to the financial statements
June 30, 2008
(Continued)
(l) Goods and Services Tax (GST)
Revenues, expenses and assets are recognised net of the amount of associated GST, unless the GST incurred is not recoverable from the taxation authority. In this case it is recognised as part of the cost of acquisition of the asset or as part of the expense.
Receivables and payables are stated inclusive of the amount of GST receivable or payable. The net amount of GST recoverable from, or payable to, the taxation authority is included with other receivables or payables in the balance sheet.
Cash flows are presented on a gross basis. The GST components of cash flows arising from investing or financing activities which are recoverable from, or payable to the taxation authority, are presented as operating cash flows.
(m) Recent Accounting Pronouncements
The following accounting pronouncements have been published, however they are not mandatory for the 30 June 2008 reporting period and have not been incorporated within these financial statements:
(i) FAS 157 Fair value measurements
Defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.
(ii) FAS 159 Fair value option for financial assets and liabilities (including amendment to FAS 115)
Permits entities to choose to measure many financial instruments and certain other items at fair value, effective for years beginning after November 15, 2007.
(iii) FSP FIN 48-2 Effective date of FIN 48 for non-public enterprises
Defers the effective date of FIN 48, Accounting for Uncertainty in Income Taxes, for certain non-public enterprises to annual financial statements for years beginning after December 15, 2007.
The company has not yet determined the impact of adopting the above statements.
2	Critical accounting estimates and judgements

Where applicable, estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that may have a financial impact on the entity and that are believed to be reasonable under the circumstances.

3	Revenue

2008
US$
From continuing operations
Services revenue
Advertising services	1,744,584
Other	32

1,744,616

Interest from financial institutions	34,759
Interest on overpayment of tax	42

34,801

1,779,417

ADVIWARE PTY LTD
Notes to the financial statements
June 30, 2008
(Continued)
4	Expenses

2008
US$
Profit before income tax includes the following specific expenses:
Cost of advertising revenue
Employee benefits expense	282,821
Exchange losses on foreign currency translation	155,498
Distribution expenses	192,244

630,563

General and administrative expenses
Rental expenses	25,368
Accountancy fees	30,299
Depreciation expense	7,115
Audit fees (note 16)	43,317
Other	68,840

174,939

5	Income tax expense

2008
US$
(a) Income tax expense
Income tax equivalents expense is attributable to:
Current tax expense	209,612
Deferred tax expense	17,663

Aggregate income tax expense	227,276

Deferred income tax (revenue) expense included in income tax expense comprises:
Decrease/(Increase) in deferred tax assets	17,663
(Decrease)/Increase in deferred tax liabilities	—

17,663

(b) Numerical reconciliation of income tax expense to prima facie tax payable
Profit from operations before income tax expense	973,915

Tax at the rate of 30%	292,174

Tax effect of amounts which are not deductible/(taxable) in calculating taxable income:
Deductible research & development expenditure	(64,897)

(64,897)

Total income tax expense	227,277

6	Assets — Cash and cash equivalents

2008
US$
Cash at bank and in hand	1,896,369

1,896,369

Weighted average interest rate:	1%
Cash and cash equivalents held in foreign currency at reporting date: AUD	571,228

ADVIWARE PTY LTD
Notes to the financial statements
June 30, 2008
(Continued)
7	Assets — Accounts receivable net

2008
US$

Trade receivables	143,073

143,073

Trade receivables exposed to foreign currency risk at reporting date is nil.
8	Assets — Prepaid expenses and other assets

2008
US$

Security deposits paid	7,178
GST receivable	3,733

10,911

9	Assets — Property, plant and equipment

	Furniture,
	fittings and
	equipment	Total
	US$	US$
At 1 July 2007
Cost or fair value	59,563	59,563
Accumulated depreciation	(48,733)	(48,733)

Net book amount	10,830	10,830

Year ended 30 June 2008
Opening net book amount	10,830	10,830
Additions	5,859	5,859
Depreciation charge	(7,115)	(7,115)

Closing net book amount	9,574	9,574

At 30 June 2008
Cost or fair value	65,422	65,422
Accumulated depreciation	(55,848)	(55,848)

Net book amount	9,574	9,574

10	Assets — Deferred income taxes

2008
US$
The balance comprises temporary differences attributable to:
Accrued expenses	15,745
Employee Entitlements	13,672
Deductible legal expenses	13,027

42,444

Maturity:
Current portion of deferred taxes	32,674
Non-current potion of deferred taxes	9,770

42,444

ADVIWARE PTY LTD
Notes to the financial statements
June 30, 2008
(Continued)
11	Liabilities — Accounts payables and other payables

2008
US$

Related party loans	71,667

71,667

12	Liabilities — Accrued payroll, incentive compensation and related expenses

2008
US$

Employee benefits – long service and annual leave	36,953
Superannuation payable	4,355
Payroll taxes payable	4,954

46,262

13	Liabilities — Accrued expenses

2008
US$

Professional fees	48,130

48,130

*	Refer to Note 16 for a detailed analysis of audit fees accrued.
14	Stockholders equity

	2008	2008
	Number of Shares	US$
Ordinary shares
Fully paid	10,000,000	53,530

Total contributed equity		53,530

15	Accumulated surplus

2008
US$
Movements in retained profits were as follows:
Balance 1 July 2007	1,518,219
Net profits for the year	746,638
Dividends	(903,700)

Balance 30 June 2008	1,361,157

ADVIWARE PTY LTD
Notes to the financial statements
June 30, 2008
(Continued)
16	Remuneration of auditors

During the year the following fees were paid for services provided by the auditor of the company, its related practices and non-related audit firms.

2008
US$
(a) Audit services

PricewaterhouseCoopers Australian firm
Audit and review of financial reports	43,317

43,317

During the year the following fees were paid for services provided by the auditor of the company, its related practices and non-related audit firms.

(b) Non-audit services

Taxation services
PricewaterhouseCoopers Australian firm
Tax compliance services	4,813

Total remuneration for taxation services	4,813

17	Events occurring after the balance sheet date

There were no significant events occurring after the balance sheet date.

PricewaterhouseCoopers
ABN 52 780 433 757

51 Sturt Street
PO Box 1047
TOWNSVILLE QLD 4810
Australia
Telephone +61 7 4721 8500
Facsimile +61 7 4721 8599
Report of Independent Auditors
To the board of directors and shareholders:
In our opinion, the accompanying balance sheets and the related income statement and statements of cashflows and of stockholder’s equity present fairly, in all material respects, the financial position of Adviware Pty Ltd at 30 June 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers
Townsville
3 December 2008